Exhibit E-3(3)

NOTICE OF GUARANTEED DELIVERY AND CONSENT

In Respect of the Offer to Exchange Up To $155,000,000 Principal Amount of 10 3/8%
Senior Notes due 2008 of Anthony Crane Rental. L.P. and Anthony Crane Capital
Corporation and $48,000,000 Principal Amount at Maturity of 13 3/8% Senior Discount
Debentures due 2009 of Anthony Crane Rental Holdings, L.P. and Anthony Crane
Holdings Capital Corporation and Solicitation of Consents to Indenture Amendments
and Waivers of Default

This Notice of Guaranteed Delivery and Consent relates to the offer by Anthony Crane Rental. L.P. (“Rental”) and Anthony Crane Capital Corporation (“Crane Capital” and, together with Rental, the “Note Issuers”) and Anthony Crane Rental Holdings, L.P. (“Holdings”) and Anthony Crane Holdings Capital Corporation (“Holdings Capital” and, together with Holdings, the “Debenture Issuers”), upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement (the “Offering Memorandum”) and the related Letter of Transmittal (the “Letter of Transmittal”), to holders (the “Holders”) of the Note Issuers’ 10 3/8% Senior Notes due 2008 (the “Old Notes”) or the Debenture Issuers’ 13 3/8% Senior Discount Debentures due 2009 (the “Old Debentures”) to exchange (the “Exchange Offer”): (i) $1,000 of new 9 3/8% senior notes due 2008 for each $1,000 face amount of Old Notes tendered, plus $1.00 face amount for each $1.00 accrued but unpaid interest on the Old Notes tendered or (ii) $1,000 of new 12 3/8% senior discount debentures due 2009 for each $1,000 face amount of Old Debentures tendered. Holders who tender their Old Notes or Old Debentures in the Exchange Offer must do so in accordance with the terms set forth in the Offering Memorandum.

The Note Issuers and Debenture Issuers are also soliciting consents (the “Consent Solicitation”) for amendments (the “Indenture Amendments”) to the indentures pursuant to which the Old Notes and Old Debentures were issued (the “Old Indentures”) to eliminate or amend substantially all of the restrictive covenants and certain events of default contained therein. The Note Issuers and Debenture Issuers are also soliciting waivers with respect to any existing default under the Old Notes and Old Debentures or the indentures under which such Old Notes and Old Debentures were issued (the “Waivers”).

This Notice of Guaranteed Delivery and Consent, or one substantially equivalent to this form, must be used to accept the Exchange Offer and the Consent Solicitation if: (i) the Letter of Transmittal and all other required documents relating to the tender for exchange of the Old Notes or Old Debentures cannot be delivered to U.S. Bank National Association (the “Depositary”) on or prior to 5:00 p.m., New York City time, on April 11, 2003 (the “Expiration Date”), or (ii) the procedures for book-entry transfer cannot be completed on a timely basis. This form may be delivered by hand, overnight courier or mail, or transmitted by manually signed facsimile transmission, to the Depositary. In addition, in order to use the guaranteed delivery procedure to tender the Old Notes or Old Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes or Old Debentures (or a manually signed facsimile thereof) must also be received by the Depositary on or prior to the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Memorandum.

THE EXCHANGE OFFER AND THE SOLICITATION PERIOD FOR CONSENTS TO THE INDENTURE AMENDMENTS WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME ON APRIL 11, 2003 UNLESS EXTENDED (THE “EXPIRATION DATE”).

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offering Memorandum, the undersigned hereby (i) tenders the principal amount of Old Notes as indicated below to the Note Issuers, (ii) tenders the principal amount of Old Debentures as indicated below to the Debenture Issuers and (iii) consents to the Indenture Amendments and Waivers as described in the Offering Memorandum and the related Letter of Transmittal with respect to the Old Notes and Old Debentures so tendered, pursuant to the guaranteed delivery procedures described in the Offering Memorandum and the related Letter of Transmittal.

The undersigned understands that Holders who tender their Old Notes or Old Debentures must also consent to the Indenture Amendments and Waivers as set forth in the Offering Memorandum and, accordingly if the undersigned tenders his or her Old Notes or Old Debentures, the undersigned hereby consents to the Indenture Amendments and Waivers. The undersigned understands that consents to the Indenture Amendments and Waivers may be revoked, and tenders of the Old Notes and Old Debentures may be withdrawn, by written, telegraphic or facsimile transmission notice of withdrawal received by the Depositary at any time prior to April 11, 2003 (as such date may be extended from time to time, the “Expiration Date”). A valid withdrawal of tendered Old Notes or Old Debentures prior to the Expiration Date will constitute the concurrent valid revocation of such holder’s related consent to the Indenture Amendments and Waiver. In order for a holder of Old Notes or Old Debentures to revoke a consent and Waiver such holder must withdraw the related tendered Old Notes and Old Debentures. The withdrawal of Old Notes and Old Debentures (and the concurrent revocation of the related consents and Waivers) may also be effected through a properly transmitted “Request Message” through ATOP, received by the Depositary at any time prior to the Expiration Date.

In the event of a termination of the Exchange Offer, any Consent and Waivers will automatically be deemed revoked and the certificates representing the Old Notes or Old Debentures tendered pursuant to the Exchange Offer will be returned to the tendering holders promptly or, in the case of the Old Notes or Old Debentures tendered by book-entry transfer, such Old Notes or Old Debentures will be credited to the account maintained at The Depository Trust Company from which such Old Notes or Old Debentures were delivered. If the Note Issuers and Debenture Issuers make a material change in the terms of the Exchange Offer, the Note Issuers and Debenture Issuers will disseminate additional material and will extend the duration of the Exchange Offer, in each case to the extent required by law.

The undersigned understands that exchange by the Depositary for the Old Notes or Old Debentures tendered and accepted for payment pursuant to the Exchange Offer will be made only after timely receipt by the Depositary of such Old Notes or Old Debentures or Book-Entry Confirmation (as defined in the Letter of Transmittal) of the transfer of such Old Notes and Old Debentures by the Depositary and a Letter of Transmittal executed with any required signature guarantees and any other documents required by the Letter of Transmittal.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery and Consent shall survive the death or incapacity of the undersigned and every obligation of the undersigned under the Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

To Be Completed For The Tender For Exchange Of Old Notes

Aggregate Principal Amount at issuance of Old Notes Tendered and for which consent to the Indenture Amendments and Waivers are given:	Name(s) of Record Holder(s) ___________________________________________
____________________________________________	___________________________________________
Certificate No.(s) (if available):	(please print)
____________________________________________	Address(es): ________________________________
____________________________________________	___________________________________________
____________________________________________	(Zip Code)
____________________________________________	Area Code and Tel. No(s): ______________________
☐ Check if Old Notes will be tendered by book-entry transfer	Name(s) of Authorized Signatory: _______________ ___________________________________________
Name of Tendering Institution:	Full Title: ___________________________________
____________________________________________	Address(es) of Authorized Signatory: _____________
Account No(s).:_______________________________	___________________________________________
Dated: _________________________________, 200_	___________________________________________
(Zip Code)
Signature(s) of Registered Holder of Authorized Signatory:
___________________________________________
___________________________________________

GUARANTEE
(Not to be used for signature guarantee)

The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program, or an “eligible guarantor institution” (as such term is defined in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended), hereby guarantees to deliver to the Depositary either the certificates evidencing all Old Notes, in proper form for transfer, or to deliver the Old Notes pursuant to the procedure for book-entry transfer into the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), in either case together with the Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent’s Message (as defined in the Offering Memorandum) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

Name of Firm: _________________________________________________________________________________ ____________________________________________________________________________________________
(Authorized Signature)
Address: ____________________________________________________________________________________
____________________________________________________________________________________________
(Zip Code)
Title: _______________________________________________________________________________________
Name: ______________________________________________________________________________________
(Please type or print)
Area Code and Tel. No. _____________________________________________________________________
Date: __________________________________________________________________________, 200_________

NOTE:           DO NOT SEND CERTIFICATES FOR THE OLD NOTES WITH THIS NOTICE. CERTIFICATES FOR THE OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

To Be Completed For The Tender For Exchange Of Old Debentures

Aggregate Principal Amount at issuance of Old Debentures Tendered and for which consent to the Indenture Amendments and Waivers are given:	Name(s) of Record Holder(s) ___________________________________________
____________________________________________	___________________________________________
Certificate No.(s) (if available):	(please print)
____________________________________________	Address(es): ________________________________
____________________________________________	___________________________________________
____________________________________________	(Zip Code)
____________________________________________	Area Code and Tel. No(s): ______________________
☐ Check if Old Debentures will be tendered by book-entry transfer	Name(s) of Authorized Signatory: _______________ ___________________________________________
Name of Tendering Institution:	Full Title: ___________________________________
____________________________________________	Address(es) of Authorized Signatory: _____________
Account No(s).:_______________________________	___________________________________________
Dated: _________________________________, 200_	___________________________________________
(Zip Code)
Signature(s) of Registered Holder of Authorized Signatory:
___________________________________________
___________________________________________

GUARANTEE
(Not to be used for signature guarantee)

The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program, or an “eligible guarantor institution” (as such term is defined in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended), hereby guarantees to deliver to the Depositary either the certificates evidencing all Old Debentures, in proper form for transfer, or to deliver the Old Debentures pursuant to the procedure for book-entry transfer into the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), in either case together with the Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent’s Message (as defined in the Offering Memorandum) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

Name of Firm: _______________________________________________________________________________ ____________________________________________________________________________________________
(Authorized Signature)
Address: ____________________________________________________________________________________
____________________________________________________________________________________________
(Zip Code)
Title: _______________________________________________________________________________________
Name: ______________________________________________________________________________________
(Please type or print)
Area Code and Tel. No. _____________________________________________________________________
Date: __________________________________________________________________________, 200_________

NOTE:           DO NOT SEND CERTIFICATES FOR THE OLD DEBENTURES WITH THIS NOTICE. CERTIFICATES FOR THE OLD DEBENTURES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

The Depositary for the Exchange Offer and Consent Solicitation is:

U.S. BANK NATIONAL ASSOCIATION

By Mail: US Bank National Association Corporate Trust Services 180 East Fifth Street St. Paul, Minnesota 55101 Attention: Specialized Finance, 4th Floor	By Overnight Courier and By Hand: US Bank National Association Corporate Trust Services 180 East Fifth Street St. Paul, Minnesota 55101 Attention: Specialized Finance, 4th Floor

By Facsimile: (for eligible institutions only) (651) 244-1537 Attention: Specialized Finance Fax cover sheets should provide a call back phone number and request a call back, upon receipt.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery and Consent to the Depositary is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an “Eligible Institution” (as defined in the Offering Memorandum) under the instructions thereto, such signature guarantees must appear in the applicable space provided in the signature box on the Letter of Transmittal.

ONE OF THE GUARANTEES ON THE PREVIOUS PAGES MUST BE COMPLETED.